EXHIBIT 32.1

                           Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), H. Douglas Saathoff, the Chief Executive Officer of Nighthawk Systems, Inc. and Daniel P. McRedmond, the Principal Accounting and Financial Officer of Nighthawk Systems, Inc., certify that (i) the Annual Report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nighthawk Systems, Inc

A signed original of this written statement required by Section 906 has been provided to Nighthawk Systems, Inc. and will be retained by Nighthawk Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Date:  April  15,  2005          /s/  H.  Douglas  Saathoff
                                 --------------------------------------
                                 H.  Douglas  Saathoff
                                 Chief  Executive  Officer

Date:  April  15,  2005          /s/  Daniel  P.  McRedmond
                                 --------------------------------------
                                 Daniel  P.  McRedmond
                                 Principal  Accounting  and  Financial  Officer